CONVERTIBLE PROMISSORY NOTE

SHOREPOWER TECHNOLOGIES

THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT TO A CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, IN A FORM SATISFACTORY TO SHUREPOWER, LLC., THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Number: SPN-005 March 1, 2022

Principal Amount: $253,954.17

Shurepower, LLC dba Shorepower Technologies, a New York entity (the "Company"), with its principal place of business at 5291 NE Elam Young Pkwy, #160, Hillsboro, OR 97124, promises to pay to Jeff Kim or permitted transferees (the "**Purchaser**"), in immediately available funds the principal amount of $253,954.17 ("**Principal Amount**"), together with interest on the unpaid principal amount. This Convertible Promissory Note ("**Note**") is among the Company, Purchaser, and the other purchasers signatory thereto (collectively with the Purchaser, the "**Purchasers**"). This Note and the others like it issued pursuant to the Purchase Agreement, are referred to herein as the "**Notes.**"

1. **Amount and Repayment.**

   1.1. Principal. The principal amount of this Note is the Principal Amount listed above.

   1.2. Interest. Company will pay interest on the Principal Amount at an annual rate of 6.6267%. Interest will be computed on the basis of a simple interest calculation; provided, however, that upon any conversion event described in Section 3 below, all interest payable hereunder will not be paid in cash, but will instead be converted into the class or series of shares issued by the Company on the terms provided in Section 3.

   1.3. Payment. Company shall pay Purchaser monthly payments in the amount of $2,900, beginning on April 1, 2023. All principal and interest not converted under Section 3 will be paid in full in cash on the ten (10) year anniversary of the date of this Note (the "**Maturity Date**"). Payments may commence up to 12 months late without penalty. If the first payment is paid late, the Maturity Date shall be extended by the same number of days.

   1.4. Prepayment. The Company may prepay a part or all of the unpaid Principal Amount, or any interest accrued, without the prior written consent of the Purchaser.

2. **Default.**

   2.1. Events of Default. The occurrence of any of the following will constitute an "**Event of Default**" under this Note if not cured within one hundred eighty (180) days:

(i) the Company fails to make any payment required by this Note when due;

(ii) an event of default occurs under this Note;

(iii) the Company voluntarily dissolves or ceases to exist, or any final and nonappealable order or judgment is entered against the Company decreeing its dissolution;

(iv) the Company becomes insolvent or unable to pay, or admits in writing an inability to pay the Company's debts as they become due, or makes a general assignment for the benefit of creditors;

(v) the Company comes under the authority of a custodian, receiver or trustee for it or for substantially all of its property;

(vi) a proceeding is commenced against the Company under any liquidation, bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against the Company or any of its property or the proceeding is commenced but is not dismissed within one hundred eighty (180) days after the commencement thereof;

(vii) proceedings under any law related to liquidation, bankruptcy, insolvency or the reorganization, readjustment of debt, moratorium or the release of debtors are instituted or commenced by the Company or an assignment for the benefit of creditors is made; or

(viii) any order for relief is entered relating to any of the foregoing proceedings under subsections (iv) through (vii).

2.2. Remedies. Upon the occurrence of an Event of Default, Purchaser may demand full and immediate payment of the then-outstanding Principal Amount and accrued interest of this Note, and Purchaser may pursue:

(i) any other remedy available to Purchaser under the Purchase Agreement or any agreement guaranteeing or securing the performance of any of the obligations of the Company under this Note; and

(ii) any other remedy available to Purchaser at law or in equity.

2.3. Cost and Expenses. If an Event of Default occurs, the Company will pay to Purchaser, all costs and expenses. including but not limited to reasonable attorney's fees and collection fees, incurred by Purchaser in attempting: (i) to collect the indebtedness evidenced by this Note; or (ii) otherwise enforce any obligation of the Company under this Note.

2.4. Application of Payments. All payments under this Note will apply first to any costs and expenses due to Purchaser, then to accrued interest to date of payment, and then to the unpaid Principal Amount.

3. **Conversion.**

3.1. Optional Conversion. If the Company completes Equity Financing, Company may give Purchaser the option to convert into the New Securities issued to the investors. If the conversion calculations do not result in a whole number of shares, the remainder will be rounded to the nearest whole

share. If the Purchaser exercises its option to convert this Note, Purchaser will, on request, execute such documentation at the close of the Equity Financing or within one year of closing, as is reasonably requested by the Company and is executed by the other investors in the Equity Financing, and will be bound by the terms thereof whether or not Purchaser executes it, as if Purchaser had done so. Conversion will be deemed to have occurred on the closing of any such Next Equity Financing. The Purchaser may also elect to not convert this Note or convert this Note after one year after closing, if not completed within one year after closing.

3.2. Automatic Conversion. If the Company does not pay this Note in full by the Maturity Date or completes Equity Financing, this Note (including the outstanding Principal Amount and all accrued interest) will be automatically converted into the New Securities issued to the investors in the Equity Financing or into such other securities, as applicable, on the most favorable terms that were given by the Company in the Equity Financing. If the conversion calculations do not result in a whole number of shares, the remainder will be rounded to the nearest whole share. In the event of an automatic conversion, Purchaser will, on request, execute such documentation at the close of the Equity Financing or other conversion event as is reasonably requested by the Company and is executed by the other investors, and will be bound by the terms thereof whether or not Purchaser executes it, as if Purchaser had done so, conversion will be deemed to have occurred on the closing of such Equity Financing, subject to section 3.1.

3.3. Effect of Conversion. Following the conversion, this Note will be tendered for and exchanged into equity instruments issued by the Company pursuant to Section 3.1 or Section 3.2. Following the effective date of a conversion, this Note will represent solely a right to receive the equity instruments as described above, issued as of the conversion date, and not a right to payment.

3.4. Shares Fully Paid. The Company represents and warrants that all of the equity instruments that may be issued upon the conversion of this Note will, upon conversion, be fully paid and nonassessable.

4. **Subordination**. All rights to payment represented by this Note are subordinate to rights of the Company's commercial lenders and to liens granted in connection with the purchase or lease of new equipment by the Company.

5. **Other Matters**.

5.1. Notice. All notices or other communications required or permitted by this Agreement: (i) must be in writing; (ii) must be delivered to the parties at the addresses set forth on the signature pages to the Purchase Agreement, or any other address that a party may designate by notice to the other parties; and (iii) are considered delivered: (1) upon actual receipt if delivered personally or by an overnight delivery service; and (2) at the end of the third business day after the date of deposit in the United States mail, postage pre-paid, certified, return receipt requested.

5.2. Investment Experience. Subscriber is experienced in evaluating and investing in companies in the development stage, is able to fend for her, him, or itself, and has such knowledge and experience in financial or business matters that he, she, or it is capable of evaluating the merits and risks of the investment or Note.

5.3. Risk. The Company's operations remain subject to all risks inherent in the establishment of a new business enterprise, including limited operating history, limited capitalization and an unproven business plan. An investment in the Company is speculative in nature and involves a high degree of risk.

5.4. Assignment and Amendment. Subject also to the restrictions contained in the legend on the first page of this Note, Purchaser may not assign this Note or its rights, interests and obligations without the Company's prior written consent (which will not be unreasonably withheld). This Note may be amended, waived, or modified through the written consent of the Company, provided that all Notes must be identically affected thereby. A waiver of a breach of a provision of this Note will not be a waiver of any other provision or a waiver of a subsequent breach of the same provision.

5.5. Waiver. The Company waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and agrees that Purchaser may extend or postpone the due date of any payment required by this Note without affecting the Company's liability.

5.6. Time of the Essence. Time is of the essence with respect to all dates and time periods in this Note.

5.7. Governing Law. This Note is governed by the laws of the State of Oregon. The parties further agree that the conversion rights described herein are of a nature that breach of them by either party cannot be remediable through monetary damages alone, and that each party will be entitled to specific performance of the conversion obligation this Note provides.

5.8. Severability. Each clause of this Note is severable. If any clause is ruled void or unenforceable, the balance of the Note will nonetheless remain in effect.

5.9. Attorneys' Fees. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Note, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorneys' fees and other fees, costs, and expenses of every kind, including but not limited to the costs and disbursements specified in ORCP 68 A(2), incurred in connection with the arbitration, the litigation, any appeal or petition for review, 'the collection of any award, or the enforcement of any order, as determined by the arbitrator or court.

Company:
Shurepower, LLC
5291 NE Elam Young Pkwy, Suite 160
Hillsboro, OR 97124

By: Jeff Kim
Its: President & CEO
jkim@shorepower.com

Purchaser:
Jeff Kim
291 E Southlawn Blvd
Birmingham, MI 48009

Appendix A
Payment & Amortization Table

Loan Amount	Payment	Years	Interest	Time Factor		
$253,954.17	($2,900.00)	10.00	6.6267%	1/12=	0.083333	
Payment No.	Payment Date	Beginning Balance	Scheduled Payment	Principal	Interest	Ending Balance
1	4/1/2023	253,954.17	2,900.00	1,497.60	1,402.40	252,456.57
2	5/1/2023	252,456.57	2,900.00	1,505.87	1,394.13	250,950.70
3	6/1/2023	250,950.70	2,900.00	1,514.18	1,385.81	249,436.52
4	7/1/2023	249,436.52	2,900.00	1,522.55	1,377.45	247,913.97
5	8/1/2023	247,913.97	2,900.00	1,530.95	1,369.04	246,383.02
6	9/1/2023	246,383.02	2,900.00	1,539.41	1,360.59	244,843.61
7	10/1/2023	244,843.61	2,900.00	1,547.91	1,352.09	243,295.70
8	11/1/2023	243,295.70	2,900.00	1,556.46	1,343.54	241,739.25
9	12/1/2023	241,739.25	2,900.00	1,565.05	1,334.94	240,174.20
10	1/1/2024	240,174.20	2,900.00	1,573.69	1,326.30	238,600.50
11	2/1/2024	238,600.50	2,900.00	1,582.38	1,317.61	237,018.12
12	3/1/2024	237,018.12	2,900.00	1,591.12	1,308.87	235,426.99
13	4/1/2024	235,426.99	2,900.00	1,599.91	1,300.09	233,827.08
14	5/1/2024	233,827.08	2,900.00	1,608.74	1,291.25	232,218.34
15	6/1/2024	232,218.34	2,900.00	1,617.63	1,282.37	230,600.71
16	7/1/2024	230,600.71	2,900.00	1,626.56	1,273.43	228,974.15
17	8/1/2024	228,974.15	2,900.00	1,635.54	1,264.45	227,338.60
18	9/1/2024	227,338.60	2,900.00	1,644.58	1,255.42	225,694.03
19	10/1/2024	225,694.03	2,900.00	1,653.66	1,246.34	224,040.37
20	11/1/2024	224,040.37	2,900.00	1,662.79	1,237.21	222,377.58
21	12/1/2024	222,377.58	2,900.00	1,671.97	1,228.02	220,705.61
22	1/1/2025	220,705.61	2,900.00	1,681.20	1,218.79	219,024.40
23	2/1/2025	219,024.40	2,900.00	1,690.49	1,209.51	217,333.92
24	3/1/2025	217,333.92	2,900.00	1,699.82	1,200.17	215,634.09
25	4/1/2025	215,634.09	2,900.00	1,709.21	1,190.79	213,924.88
26	5/1/2025	213,924.88	2,900.00	1,718.65	1,181.35	212,206.23
27	6/1/2025	212,206.23	2,900.00	1,728.14	1,171.86	210,478.09
28	7/1/2025	210,478.09	2,900.00	1,737.68	1,162.31	208,740.41
29	8/1/2025	208,740.41	2,900.00	1,747.28	1,152.72	206,993.13
30	9/1/2025	206,993.13	2,900.00	1,756.93	1,143.07	205,236.20
31	10/1/2025	205,236.20	2,900.00	1,766.63	1,133.37	203,469.57
32	11/1/2025	203,469.57	2,900.00	1,776.39	1,123.61	201,693.18
33	12/1/2025	201,693.18	2,900.00	1,786.20	1,113.80	199,906.98
34	1/1/2026	199,906.98	2,900.00	1,796.06	1,103.94	198,110.92
35	2/1/2026	198,110.92	2,900.00	1,805.98	1,094.02	196,304.94
36	3/1/2026	196,304.94	2,900.00	1,815.95	1,084.04	194,488.99
37	4/1/2026	194,488.99	2,900.00	1,825.98	1,074.02	192,663.01
38	5/1/2026	192,663.01	2,900.00	1,836.06	1,063.93	190,826.95
39	6/1/2026	190,826.95	2,900.00	1,846.20	1,053.79	188,980.75
40	7/1/2026	188,980.75	2,900.00	1,856.40	1,043.60	187,124.35
41	8/1/2026	187,124.35	2,900.00	1,866.65	1,033.35	185,257.70
42	9/1/2026	185,257.70	2,900.00	1,876.96	1,023.04	183,380.74
43	10/1/2026	183,380.74	2,900.00	1,887.32	1,012.67	181,493.42
44	11/1/2026	181,493.42	2,900.00	1,897.74	1,002.25	179,595.68
45	12/1/2026	179,595.68	2,900.00	1,908.22	991.77	177,687.45
46	1/1/2027	177,687.45	2,900.00	1,918.76	981.23	175,768.69
47	2/1/2027	175,768.69	2,900.00	1,929.36	970.64	173,839.33
48	3/1/2027	173,839.33	2,900.00	1,940.01	959.98	171,899.32
49	4/1/2027	171,899.32	2,900.00	1,950.73	949.27	169,948.60
50	5/1/2027	169,948.60	2,900.00	1,961.50	938.50	167,987.10
51	6/1/2027	167,987.10	2,900.00	1,972.33	927.67	166,014.77
52	7/1/2027	166,014.77	2,900.00	1,983.22	916.78	164,031.55
53	8/1/2027	164,031.55	2,900.00	1,994.17	905.82	162,037.37
54	9/1/2027	162,037.37	2,900.00	2,005.19	894.81	160,032.19
55	10/1/2027	160,032.19	2,900.00	2,016.26	883.74	158,015.93
56	11/1/2027	158,015.93	2,900.00	2,027.39	872.60	155,988.54
57	12/1/2027	155,988.54	2,900.00	2,038.59	861.41	153,949.95
58	1/1/2028	153,949.95	2,900.00	2,049.85	850.15	151,900.10

59	2/1/2028	151,900.10	2,900.00	2,061.17	838.83	149,838.94
60	3/1/2028	149,838.94	2,900.00	2,072.55	827.45	147,766.39
61	4/1/2028	147,766.39	2,900.00	2,083.99	816.00	145,682.39
62	5/1/2028	145,682.39	2,900.00	2,095.50	804.49	143,586.89
63	6/1/2028	143,586.89	2,900.00	2,107.07	792.92	141,479.82
64	7/1/2028	141,479.82	2,900.00	2,118.71	781.29	139,361.11
65	8/1/2028	139,361.11	2,900.00	2,130.41	769.59	137,230.70
66	9/1/2028	137,230.70	2,900.00	2,142.17	757.82	135,088.52
67	10/1/2028	135,088.52	2,900.00	2,154.00	745.99	132,934.52
68	11/1/2028	132,934.52	2,900.00	2,165.90	734.10	130,768.62
69	12/1/2028	130,768.62	2,900.00	2,177.86	722.14	128,590.76
70	1/1/2029	128,590.76	2,900.00	2,189.89	710.11	126,400.88
71	2/1/2029	126,400.88	2,900.00	2,201.98	698.02	124,198.90
72	3/1/2029	124,198.90	2,900.00	2,214.14	685.86	121,984.76
73	4/1/2029	121,984.76	2,900.00	2,226.37	673.63	119,758.39
74	5/1/2029	119,758.39	2,900.00	2,238.66	661.34	117,519.73
75	6/1/2029	117,519.73	2,900.00	2,251.02	648.97	115,268.71
76	7/1/2029	115,268.71	2,900.00	2,263.45	636.54	113,005.25
77	8/1/2029	113,005.25	2,900.00	2,275.95	624.04	110,729.30
78	9/1/2029	110,729.30	2,900.00	2,288.52	611.47	108,440.78
79	10/1/2029	108,440.78	2,900.00	2,301.16	598.84	106,139.62
80	11/1/2029	106,139.62	2,900.00	2,313.87	586.13	103,825.75
81	12/1/2029	103,825.75	2,900.00	2,326.64	573.35	101,499.11
82	1/1/2030	101,499.11	2,900.00	2,339.49	560.50	99,159.62
83	2/1/2030	99,159.62	2,900.00	2,352.41	547.58	96,807.20
84	3/1/2030	96,807.20	2,900.00	2,365.40	534.59	94,441.80
85	4/1/2030	94,441.80	2,900.00	2,378.47	521.53	92,063.33
86	5/1/2030	92,063.33	2,900.00	2,391.60	508.40	89,671.74
87	6/1/2030	89,671.74	2,900.00	2,404.81	495.19	87,266.93
88	7/1/2030	87,266.93	2,900.00	2,418.09	481.91	84,848.84
89	8/1/2030	84,848.84	2,900.00	2,431.44	468.56	82,417.40
90	9/1/2030	82,417.40	2,900.00	2,444.87	455.13	79,972.53
91	10/1/2030	79,972.53	2,900.00	2,458.37	441.63	77,514.17
92	11/1/2030	77,514.17	2,900.00	2,471.94	428.05	75,042.22
93	12/1/2030	75,042.22	2,900.00	2,485.59	414.40	72,556.63
94	1/1/2031	72,556.63	2,900.00	2,499.32	400.68	70,057.31
95	2/1/2031	70,057.31	2,900.00	2,513.12	386.87	67,544.19
96	3/1/2031	67,544.19	2,900.00	2,527.00	373.00	65,017.18
97	4/1/2031	65,017.18	2,900.00	2,540.96	359.04	62,476.23
98	5/1/2031	62,476.23	2,900.00	2,554.99	345.01	59,921.24
99	6/1/2031	59,921.24	2,900.00	2,569.10	330.90	57,352.15
100	7/1/2031	57,352.15	2,900.00	2,583.28	316.71	54,768.86
101	8/1/2031	54,768.86	2,900.00	2,597.55	302.45	52,171.31
102	9/1/2031	52,171.31	2,900.00	2,611.89	288.10	49,559.42
103	10/1/2031	49,559.42	2,900.00	2,626.32	273.68	46,933.10
104	11/1/2031	46,933.10	2,900.00	2,640.82	259.18	44,292.28
105	12/1/2031	44,292.28	2,900.00	2,655.40	244.59	41,636.88
106	1/1/2032	41,636.88	2,900.00	2,670.07	229.93	38,966.81
107	2/1/2032	38,966.81	2,900.00	2,684.81	215.18	36,282.00
108	3/1/2032	36,282.00	2,900.00	2,699.64	200.36	33,582.36
109	4/1/2032	33,582.36	2,900.00	2,714.55	185.45	30,867.82
110	5/1/2032	30,867.82	2,900.00	2,729.54	170.46	28,138.28
111	6/1/2032	28,138.28	2,900.00	2,744.61	155.39	25,393.67
112	7/1/2032	25,393.67	2,900.00	2,759.77	140.23	22,633.90
113	8/1/2032	22,633.90	2,900.00	2,775.01	124.99	19,858.90
114	9/1/2032	19,858.90	2,900.00	2,790.33	109.67	17,068.57
115	10/1/2032	17,068.57	2,900.00	2,805.74	94.26	14,262.83
116	11/1/2032	14,262.83	2,900.00	2,821.23	78.76	11,441.59
117	12/1/2032	11,441.59	2,900.00	2,836.81	63.18	8,604.78
118	1/1/2033	8,604.78	2,900.00	2,852.48	47.52	5,752.30
119	2/1/2033	5,752.30	2,900.00	2,868.23	31.77	2,884.07
120	3/1/2033	2,884.07	2,900.00	2,884.07	15.93	0.00